UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 3, 2005

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                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

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        Delaware                         1-07155                13-2740040
(State or other jurisdiction            (Commission           (IRS Employer
        of incorporation)               File Number)         Identification No.)


       1001 Winstead Drive, Cary                                27513
                   NC
         (Address of principal                                (Zip Code)
           executive offices)


                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)


        Delaware                         333-59287              36-2467635
(State or other jurisdiction             (Commission          (I.R.S. Employer
        of incorporation)                File Number)        Identification No.)


       1001 Winstead Drive, Cary                                27513
                   NC
         (Address of principal                                (Zip Code)
           executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |X| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of October 2, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 7.01. Regulation FD Disclosure.

         On October 3, 2005, R.H. Donnelley Corporation, a Delaware corporation (the "Company"), and Dex Media, Inc., a Delaware corporation ("Dex Media"), issued a joint press release announcing that the Company has entered into a definitive agreement to acquire Dex Media. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

         The press release should be read together with the information contained in the reports that the Company files with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

         The press release contains certain non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the press release of these measures to the most directly comparable GAAP financial measure.

         This information is being furnished under Items 7.01 and 9.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits.

               The following exhibits have been provided with this report:

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99.1              Press Release, dated October 3, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        R.H. DONNELLEY CORPORATION


                                        /s/ Robert J. Bush
                                        ----------------------------------------
                                        Robert J. Bush
                                        Vice President, General Counsel
                                        & Corporate Secretary


                                        R.H. DONNELLEY INC.


                                        /s/ Robert J. Bush
                                        ----------------------------------------
                                        Robert J. Bush
                                        Vice President, General Counsel
                                        & Corporate Secretary



         Date:  October 3, 2005

                                  EXHIBIT INDEX


         Exhibit No.       Exhibit Description
         -----------       -------------------

         99.1              Press Release, dated October 3, 2005